Exhibit 10.8

United Overseas Bank Limited HEAD OFFICE 80 Raffles Place UOB Plaza Singapore 048624 Tel (65) 6533 9898 Fax (65) 6534 2334 uobgroup.com Co. Reg. No. 1935OOO26Z

Ref. :	Memo071020/GT/sp

14 October 2020
CUSTOMER’S COPY

PRIVATE & CONFIDENTIAL

Premium Catering Private Ltd.

6 Woodlands Walk

Singapore 738398

Dear Sirs

BANKING FACILITIES

We (“the Bank”) are pleased to offer you the following banking facilities for your use subject to the terms and conditions stated herein and subject also to the Standard Terms and Conditions Governing Banking Facilities annexed to this Facility Letter (“the Standard Terms”). In the event of any inconsistency between the terms and conditions herein and the Standard Terms, the terms and conditions herein shall prevail:-

1.	LINE OF CREDIT

	S$75,889-00 :	Singapore Dollars Seventy Five Thousand Eight Hundred and Eighty Nine Only

Within Line

	S$75,889-00 :	Hire Purchase Facility (HP)

2.	OTHER CHARGES

All other charges shall be borne by you.

3.	HIRE PURCHASE TERMS

3.1	Description of Goods

1 Unit of new Toyota Hiace Van (5 doors) (“Goods”).

The aforesaid Goods shall be purchased from Convince Auto Pte Ltd and/or supplier(s) acceptable to the Bank.

3.2	Cost of Goods

S$75,889-00

Ref. :	Memo071020/GT/sp

3.3	Quantum of Finance

S$75,889-00 or up to 100% of the purchase price (including GST) for new vehicles, whichever is lower.

3.4	Period of Finance (Loan Tenor)

60 months.

3.5	Interest Rate

1.80% per annum flat (or effective interest rate of 3.5645% per annum) [“Prescribed Rate”] with first instalment payable in advance before disbursement of facility.

3.6	Monthly Instalment

S$1,379-00 x 59 months
S$1,358-01 x 1 month

3.7	Payment of Instalment

By Letter of Authorisation to debit the monthly instalment from your Current Account maintained with the Bank or by way of cheque payment or such other mode acceptable to the Bank.

The first instalment shall be payable immediately on the date of disbursement of the facility.

3.8	Availability Period

Subject to receipt of the documents in Appendix A, in form and substance satisfactory to the Bank and your compliance with the terms and conditions herein, the HP Facility shall be available for drawdown up to 3 months from the date of this Facility Letter (“Availability Period”). Any extension of the Availability Period shall be at the Bank’s discretion.

3.9	Security/Undertaking/Aqreement

You are required to execute a Hire Purchase Agreement with the Bank, in form and substance satisfactory to the Bank.

The banking facilities and all moneys and liabilities (whether actual, contingent or otherwise) owing or payable by you from time to time shall be secured by the following in form and substance satisfactory to the Bank:

Joint and Several for S$75,889-00 to be executed by Gao Lianquan (NRIC No. S7770623B), Liu Sijian (NRIC No. S8430559F) and Tong Teck Chye (NRIC No. S7936074J).

Ref, :	Memo071020/GT/sp

We enclose herewith the Bank’s standard Guarantee form(s) to be duly signed by the Guarantor(s) before a witness who may be an Advocate and Solicitor / Certified Public Accountant / Commissioner for Oaths / Notary Public / Company Secretary.

3.10	Insurance

You shall insure all goods on comprehensive insurance coverage basis at your own expense, against such risks and for such amount and on such terms as the Bank may require. All insurance policies shall contain a hire purchase agreement clause and shall be endorsed in the Bank’s favour, and shall be renewed and remain in full force at all times, and shall not be amended without the prior written approval of the Bank. A copy of the originals of the insurance policies must be lodged with the Bank to evidence continuity of insurance. If the Bank does not receive satisfactory evidence that you have obtained the necessary insurance, the Bank shall be entitled (but not obliged) to arrange for insurance cover and all costs and expenses incurred in so doing shall be repaid to the Bank on demand together with interest thereon at the rate specified for any other monies payable or at such other rate as the Bank may determine at its sole discretion and the Bank may debit the same to any of your account(s).

3.11	GST/Taxes

You shall pay the goods and services tax and/or any other taxes or charges (collectively “Taxes”) which may be imposed by any governmental statutory or tax authority (collectively or singly “the Authority”) for the provision of the facility and any other goods and/or services. Such Taxes when due from the Bank to the Authority shall be deemed to be sums due and owing by you to the Bank.

3.12	Default Interest

In the event of default or delay in repayment of the instalment, default interest of 5.00% per annum over the Bank’s Prime Lending Rate prevailing from time to time is chargeable on the overdue instalment, subject to a minimum of S$80-00 per month or such other amounts as determined by the Bank from time to time. The Bank’s Prime Lending Rate is currently at 5.00% per annum.

3.13	Other Terms

3.13.1	The line of credit is subject to the following:-
	(i)	all the conditions in the Bank’s Hire Purchase Agreement; and
	(ii)	the Bank having received a copy of the original of the insurance policy endorsed in the Bank’s favour for the goods.

4.	NEGATIVE PLEDGE

You shall not, without the Bank’s prior written consent, create or permit to arise or subsist any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment or any other encumbrance whatsoever over any of your properties and assets or any part thereof both present and future, whatsoever and wheresoever situate or factor any of your accounts receivables, except in favour of the Bank.

Ref. :	Memo071020/GT/sp

5.	ABORTIVE FEE

If, after acceptance of this Facility Letter the banking facilities set out in this Facility Letter are aborted before the line of credit is available for drawdown, you shall pay an abortive fee of 1.50% on the total limit of these banking facilities.

6.	CANCELLATION FEE

Any undrawn Hire Purchase Facility shall be automatically cancelled at the end of the Availability Period and all Hire Purchase Facility that is undrawn or cancelled shall be subject to a cancellation fee of 1.50%.

However, if due to foreign exchange rate fluctuations, the actual amount from the HP granted that is drawndown to part-finance the purchase of the Goods is less than the HP amount granted, the difference shall be automatically cancelled and no cancellation fee is payable on the amount so cancelled.

7.	CONSENT TO LTA

You hereby irrevocably consent:-

	(a)	that the Land Transport Authority (“LTA”) may, upon receipt of any request to register, transfer or de-register the goods described in your Hire Purchase Agreement(s) (the “Goods”) that you now have or may in future have with the Bank, seek clarification from the Hire Purchase, Finance and Leasing Association of Singapore regarding the financing status of such Goods.

	(b)	that LTA may, upon the request of the Bank and the Bank’s fulfilment of any requirements as may be stipulated by LTA, temporarily suspend (for such period as may be determined by LTA) or refuse any such transfer or deregistration of the Goods or transaction relating to the PARF/COE rebates in respect of the Goods. You acknowledge and agree that this clause shall be enforceable by LTA.

Notwithstanding the aforesaid, the Bank has the right to withdraw, vary, modify, terminate, reduce, suspend or cancel the Facilities at any time if, in the Bank’s opinion, there is any change or threatened change in circumstances which would materially and adversely affect any security held by the Bank, your business or financial condition or your ability to perform your obligations under this Agreement or any other agreement with the Bank, including any change or threatened change in similar circumstances in relation to any of your guarantors, shareholders or directors.

Save as expressly mentioned herein all other terms and conditions mentioned in all the Bank’s previous Facility Letter(s) shall remain unchanged and continue to be binding on you.

If the terms and conditions of this Facility Letter are acceptable to you, please confirm your acceptance by delivering to the Bank:-

Ref. :	Memo071020/GT/sp

(i)	the duplicate of this Facility Letter with the acceptance portion duly signed by your authorized signatory(ies);

(ii)	an up-to-date copy of your Constitution certified as a true copy by any director or company secretary or such person acceptable to the Bank;

(iii)	an extract of your Board Resolution (a sample resolution is attached hereto for your adoption) certified as a true copy by two directors or by a director and the company secretary unless your Constitution provide for certification by a director or the company secretary singly;

all within 14 days from the date hereof, failing which this offer shall lapse, unless otherwise agreed by the Bank.

If you require any clarification, please call your Business Manager, Alex Tan Jun Rui at 65395684.

We are pleased to be of service to you.

Yours faithfully

for United Overse Bank Limited

THOMAS SiAH HAN LING

/s/ THOMAS SIAH HAN LING

Catherine Tan Saw Ching
Executive Director
Industry Group Head
Commercial Banking Sector

NOTICE ON CHANGES TO INTEREST RATE BENCHMARKS (the “Notice”)

Enclosed herewith is a copy of the Notice which is for your information only. It is to inform you of upcoming changes to interbank offered rates (IBORs) such as London Interbank Offered Rate (LIBOR) and certain other interest rate benchmarks such as Singapore Dollar Swap Offer Rate (SOR).

Kindly note that the Notice does not form part of the terms and conditions governing the banking facilities granted by the Bank to you, as detailed above.

Ref. :	IVIemo071020/GT/sp

ACCEPTANCE

To:	UNITED OVERSEAS BANK LIMITED

1.	We hereby accept your above offer of banking facilities and acknowledge receipt of a copy of the Standard Terms and Conditions Governing Banking Facilities (ref: CR- 133.2 (R8.19)).

2.	We hereby consent to the Bank’s disclosure of any information whatsoever concerning any matter or transaction in relation to any banking facility from time to time granted by the Bank, any security relating thereto and any information whatsoever regarding our accounts or affairs in accordance with the Bank’s right of disclosure provided in this Facility Letter and the Standard Terms.

3.	We enclose herewith a certified true extract of our Board Resolution accepting the above offer,

☒	as well as an up-to-date copy of our Constitution, certified as a true copy.

OR

☐	and confirm that no amendment has been made to our Constitution since the last time that we provided a certified true copy of our Constitution to the Bank.

4.	We authorise the Bank to debit all commissions, costs, fees, charges and expenses (including but not limited to instalment pavments, capital repayments and interest thereon) from our account no. 344-306-188-4 or any account(s) which we have or may have with the Bank.

Signed for and on behalf of Premium Catering Private Ltd.
Date: 14/10/2020

Date: 27.10.2020

The Manager

United Overseas Bank Limited

156 Cecil Street

#07-01

Far Eastern Bank Building

Singapore 069544

Dear Sir/Madam

RE: HIRE PURCHASE FACILITY FOR ACT AND NON-ACT AGREEMENT

VEHICLE / EQUIPMENT	TOYOTA HIACE
SERIAL / REGISTRATION NO.	GBK6535C
4018902154
HIRE PURCHASE AGREEMENT NO.:		(“the Agreement”)

We, the Hirer under the Agreement hereby confirm our understanding and acceptance of the terms and conditions of the Agreement, in particular, that notwithstanding any term in the Agreement, we will be required to pay an additional prepayment fee of 1% of the prepayment amount calculated as at early settlement date if we make an early settlement before the end of the loan tenure.

In this letter, unless the context otherwise requires, all words and expressions defined in the Agreement and not otherwise defined herein shall bear the meanings ascribed to them in the Agreement. Save as otherwise expressly amended herein, the terms and conditions of the Agreement remain the same. In the event of any inconsistency between the terms of this letter and the terms of the Agreement, the terms of this letter shall prevail.

Hirer’s Signature /
Signature of Authorised Representative
Name: GAO LIANQUAN
NRIC/PassportNo.: S7770623B

United Overseas Bank Limited
Commercial Banking
Product Sales Specialist
80 Rattles Place
#12-00 MOB Plaza 1. Singapore 048-624
Company Reg No. 19350002^7

PREMIUM CATERING PRIVATE LTD

6 WOODLANDS WALK

SINGAPORE 738398

SECOND SCHEDULE

Section 3(1) and (3)

PROPOSED HIRE-PURCHASE AGREEMENT RELATING TO:

New TOYOTA HIACE DX 2.8 AUTO - REGN NO, GBK6535C

Item	Description

1.	Cash price of the goods:
	(a) price of motor vehicle	$75,615.00
	(b) price of the certificate of entitlement	$.00

2.	Applied interest rate:	1.80000 % per annum

3.	Effective interest rate:	3.56400 % per annum

4.	Your instalments under the hire- purchase agreement will be paid every month.

5.	Amount of each instalment $ 1,379.00 and tinal instalment of the remaining balance

6.	Number of instalments:	60

7.	Total interest	$6,830.01

8,	Processing fees (if any)	$-

9.	Other fees/charges (e.g. insurance charges, freight charges)	$274.00

10.	Total fees/charges (item 8 + item 9)	$274.00

11.	Total interest plus total fees/charges (item 7 + item 10)	$7,104.01

12.	Total amount payable (item 1 + item 11)	$82,719.01

13.	Date of commencement of instalment payments:	27 Oct 2020

ADDITIONAL CHARGES the owner will impose charges for early settlement: of hire-purchase agreement.

14.	The method for calculating the Balance Payable upon early settlement:

You will receive a rebate of the interest based on the ‘Rule of 78’ formula, as follows:

Example:
if orignal advance is	$60,000.00
interest at 2.6% p.a. x 5 years	7,800.00	+
Principal + interest	67,800.00
instalment paid - $1,130 X 25	28,250.00	-
*Rebate based on 35 months remaining	2,685.25	-
Settlement amount excluding items 15 to 17	36,864.75

15.	Early settlement fees (if any)	20% of the * Rebate Amount is applicable for the entire*hi re period.

16.	Processing fees (if any)	-

17.	Notice period required (if any)	-

* Rebate Formula based on ‘Rule of 78’ is

Rebate = n(n+l) X TC based on above is 35(35+1) X 7,800.00 = $2,685.25

N(N+1)	60(60+1)

Note: There may be a one month difference depending on date of settlement.

n - represents unexpired loan period in months

N - represents original loan period in months

TC - represents term charges or total interest over loan period additional CHARGES the owner will impose for assignment of right, title and interest under the hire-purchase agreement to new owner:

18.	The method for calculating the Balance Payable upon assignment:

The Balance payable is same as settlement Amount. Please see example at Item 14.

19.	Processing fees (if any):	0.5% of Balance Payable, minimum $500

20.	Notice period required (if any):	30 days or pay 30 days interest on Balance Payable in lieu of notice.

INTEREST RATE the owner will impose for overdue instalments:

21.	The interest charged (on the overdue amount) shall be 5% per annum above the prevailing prime lending rate of owner subject to a minimum payment of $80 per month or such other rate as may be determined by the owner at its sole discretion or as may be prescribed as the maximum permissible under the Act, whichever is the lower.

22.	Processing fees (if any)	-

United Overseas Bank Limited HEAD OFFICE 80 Raffles Place UOB Plaza Singapore 048624 Tel (65) 6533 9898 Fax (65) 6534 2334 uobgroup.com Co. Reg. No. 1935OOO26Z

Dear Customer,

UOB’s Notice on Sanctions

The United Nations, European Union and the United States (U.S.) apply restrictive measures (sanctions) against certain countries to achieve a change in conduct or to prevent undesirable conduct In these countries, Recently, the Monetary Authority of Singapore and the US amended the sanctions regulations relating to North Korea.

We wish to Inform you that in line with the recent amendments on sanctions regulations, UOB has developed a Notice on-Sanctions. The Notice is part of the policies, procedures and processes we have in place manage applicable sanction rules and regulations In the jurisdictions In which we operate. It is as follows;

Unfed Overseas Bank Limited (“UOB”), Its branches In and outside Singapore and subsidiaries (“UOB Group entities”) are committed to complying with the sanctions laws and regulations (“sanctions laws”) passed by Singapore, the United Nations Security ‘Council, the European Union and the U.S. Department of the Treasury’s Office of Foreign As sets .Control as well as applicable sanctions laws the Jurisdictions In which (JOB Group entitles operate. Under the sand Ions laws, Individuals and entitles are prohibited from entering financial transactions or provide financial assistance or services In relation to sanctioned individuals, entitles or activities and non- compliance with relevant regulations may result in criminal liability, fines or to both,

As such, UOB Group entitles do not and will not open accounts, continue customer relationships, provide products or services, execute or facilitate transactions (directly or indirectly) or engage In any activity Involving sanctioned Individuals, entitles, countries or territories. Currently, sanctioned countries and regions are the region, Crlmea region, Guba, Iran, North Korea., Sudan and Syria.

By applying for products and services and by continuing a banking relationship with us, you represent and warrant that at all times you are net subject to any sanction laws and shall not use UOB Group entitles, products or services (regardless of currency) for the benefit of sanctioned Individuals, entitles, countries or territories. (JOB Group entitles Will not hesitate to take necessary action, including reporting, rejecting and/or blocking transactions, rejecting funds, closing . account, terminating relationships appear to violate sanctions laws;

UOB’s Note op Sanctions la also available at: htths://www.uobgroup,corn/uobgroup/about/story/approach-to-sanctions-compliance.page

If you have any questions, please contact your relationship manager or call our customer service hotline

at:	1000 222 2121 (Singapore) / + 65 6222 2121 (overseas) — Individual Customers; or
1800 226 6121 (Singapore) / +65 6226 6121 (overseas) — Corporate Customers,

Thank you.

This Is a computer generated letter. No signature is required

SINGAPORE CHINA INDIA INDONESIA MALAYSIA PHILIPPINES THAILAND AUSTRALIA BRUNEI CANADA FRANCE HONG KONG JAPAN MYANMAR SOUTH KOREA TAIWAN UNITED KINGDOM USA VIETNAM

UOB 大华银行

APPLICATION FOR GIRO – LOANS

PLEASE COMPLETE ALL FIELDS * UNLESS OTHERWISE STATED

1. DEDUCT FROM

Name of Bank *

Branch *

GIRO Account Holder's Name *

GIRO Account Number *(Do not include hypens or spaces)* *

2. PAY TO

Name of Billing Organisation

UNITED OVERSEAS BANK LTD

Loan Customer's Name *

Loan Customer's Account Number *(Do not include hypens or spaces)* *

Date

Contact Number

3. AUTHORISED SIGNATURE(S) *

(a) I/We hereby instruct you to process United Overseas Bank Ltd's instructions to debit my/our account.

(b) You are entitled to reject the United Overseas Bank Ltd's debit instruction if my/our account does not have sufficient funds, and charge me/us a fee for this. You may also at your discretion allow the debit even if this results in an overdraft on the account and impose charges accordingly.

(c) This authorisation will remain in force until terminated by your written notice sent to me/our address last known to you or upon receipt of my/our written revocation through United Overseas Bank Ltd.

Giro Account Holders's Signature (s) / Thumbprint(s) / Company Stamp (As in Bank's record)

For thumbprints, please go to the branch with your identification

Loan Customer's Signature (s) / Thumbprint(s) / Company Stamp (As in Bank's record) (**Compulsory for 3rd Party application)

For thumbprints, please go to the branch with your identification

---

For United Overseas Bank Ltd's use

SWIFT BIC: U O V B S G S G X X X

Billing Organisation's account number: 3 3 0 0 0 3 1 0

Billing organisation's customer reference number

SWIFT BIC

Account number to be debited

For Financial Institution's use

To: United Overseas Bank Ltd
Retail Loan Operations Centre
1 Tampines Central 1 #03-02
UOB Tampines Centre Singapore 529539

This application is REJECTED for the following reason(s):

- ☐ Signature/Thumbprint differs from Financial Institution's records
- ☐ Signature/Thumbprint is incomplete / unclear
- ☐ Account operated by signature / thumbprint
- ☐ Wrong account number
- ☐ Amendments not countersigned by customer
- ☐ Others: ______

Name of Approving Officer

Date

Authorised Signatory

auks.pp

United Overseas Bank Limited Co. Reg. No. 193500026Z

UOB 大华银行

RECEIVED
03 NOV 2020

BY: .... Page 1 of 1

LN/101/001/L/00063

PREMIUM CATERING PRIVATE LTD
6 WOODLANDS WALK
SINGAPORE 738398

UNITED OVERSEAS BANK LIMITED
WHOLESALE LOAN OPERATIONS CENTRE
156 CECIL STREET #07-01
FEB BUILDING
SINGAPORE 069544
Tel No. : 1800 22 66 121

Date : 27 October 2020

LN Account : 4018902154

Dear Sir/Madam

DISBURSEMENT ADVICE

We would like to inform you that the Bank has disbursed a sum of SGD ***********75,889.00 for your vehicle purchase. Your total outstanding loan amount is SGD ***********82,719.01 (including accrued interest of SGD ************6,830.01), which is repayable in 59 monthly instalments of SGD ************1,379.00 and a final instalment of SGD ************1,358.01. Your cheque for your first instalment payment has been received by us.

Your remaining monthly instalment payment of SGD ************1,379.00 is due on the 27th day of every month. This instalment amount will be deducted from your Savings/Current Account No. 3443061884 on the 27th day of every month commencing on 27th November 2020. Please ensure that there are sufficient funds in your Savings/Current Account for the deductions. Please note that we will not be sending you a monthly payment advice henceforth.

If you have any queries, please call our 24-hour customer service hotline at 1800 22 66 121.

Thank you for banking with United Overseas Bank.

This is a computer-generated advice and does not require any signature.

000063

United Overseas Bank Limited Co. Reg. No. 193500026Z

CONVINCE AUTO PTE LTD

176 Sin Ming Drive #04-04 Sin Ming Autocare Singapore 575721
TEL: 6556 1131 FAX: 6553 1131 Email: convinceapl@convinceauto.com.sg
GST REG NO:200516575H Company Reg No: 200516575H

CONVINCE

TAX INVOICE

To Messrs: PREMIUM CATERING PRIVATE LTD
6 WOODLANDS WALK

SINGAPORE 738398

Tel(O) 67811488 Tel(H)

Financed By: UNITED OVERSEAS BANK LIMITED

Tax Invoice No: N2000014
Other Ref No: N200902
Invoice Date: 13-Oct-2020

Order Form No. 2114

Chasis No.	Engine No.	Engine C.C.	Reg No.	Colour
GDH2012014284	1GD8612029	2754	GBK6535C	WHITE

Description Of Goods			Amount
TOYOTA HIACE DX 2.8 AUTO	S$		72,665.07
Price inclusive of the following:			
ARF 5%	S$	1,833.00	0.00
CERTIFIED OF ENTITLEMENT (202008010500317M)	S$	24,502.00	0.00
REGISTRATION FEE	S$	220.00	0.00
ROAD TAX (6 MTHS)	S$	54.00	0.00
	S$	26,609.00	

Full GST @ 7%:	S$ 46,056.07	S$	3,223.93
Total Sales Price		S$	75,889.00
Less: Amount To Be Financed		S$	75,889.00
Less: Deposit ()		S$	0.00
Deposit		**S$**	**0.00**

Only 7% on the deposit is to be accounted for as your input tax under this invoice, if you are a GST-Registered person and if the input tax is not disallowed under regulation 27 of the GST General Regulations 1993

CONVINCE AUTO PTE LTD

CONVINCE
Auto Pte Ltd

Bill To:
Premium Catering Private Ltd
6 Woodlands Walk
Singapore 738398

No: M20-0142

Your Ref: -
Our Ref: -

Tel: 6781 1488

Date: 21-10-2020

Attn: Acc.Dept.

INVOICE

DESCRIPTION	AMOUNT
Insurance Premium **Vehicle No:** GBK6535C **Insurance Company:** NTUC Income **Insurance Coverage:** Comprehensive **Insurance Excess :** $600	$ 1,322.86
TOTAL	**$ 1,322.86**

NOTE:
*Cheque should be crossed and made payable to "**Convince Auto Pte Ltd**" & indicate invoice nos.
No receipt will be issued for payment received.

This is not a Tax Invoice. The insurance company's tax invoice will be send to you shortly.

176 Sin Ming Drive #04-04 Sin Ming Autocare Singapore 575721
Tel: 6556 1131 Fax: 6553 1131
Co. Regn No.: 200516575H GST Regn. No.: 200516575H

CONVINCE

CONVINCE
Auto Pte Ltd

176 Sin Ming Drive #04-04
Sin Ming Autocare Singapore 575721
Tel: 6556 1131 Fax: 6553 1131
Co. Reg No.: 200516575H GST Reg. No.: 200516575H

Vehicle Sales Agreement
Date: 24.09.20
No.: 2114

AGREEMENT FOR SALE OF NEW VEHICLES

Name: Premium Catering Private Ltd Sales Agreement No.: N2020090002

NRIC/Co.Reg: 201207882E Date of Birth/Reg: ______ Tel Nos: 68811488

Address: 6 Woodlands Walk (S) 738398

Vehicle Model: Toyota Hiace Van 5 Doors Auto Body Color: White

Agreed Price of Vehicle: $ ______

Registration Fees: $ Inclusive

Road Tax (6/12 months): $ Inclusive

Radio License (6/12 months): $ NA

COE Rebate Level: $ Inclusive

Insurance: $ ______

Total on the Road: $ 75,889.00

Trade-in Model:	OMV:	COE:	Reg.No. / Date:
Owner's IC No.:	Outstanding H/P:		H/P Co.:

Estimated Delivery: **SUBJECT TO COE & STOCK AVAILABILITY**

Deposit: $ ______ Cheque No.: ______ Receipt No.: ______

Attended by: CM Tan

Remarks:

Kindly note that this agreement is not transferable and only the name mentioned in this agreement is recognised for the registration of said vehicle on order.

We reserve the right to reject any other name given on date of registration.

Note: Subject to Clause 5 of the Agreement, the above prices are subjected to change without notice and only prices ruling on date of registration will apply.

Full payment must be made before registration.

Chop & Sign

PREMIUM CATERING PTE LTD

Customer's Signature & Date

Signed for and on behalf of
CONVINCE AUTO PTE LTD

Authorised Signature

Important:
(1) This agreement is not tranferable and only the name mentioned in this agreement is recognized for the registration of the said vehicle on order.
(2) The above price is subjected to changed without notice and only price ruling on date of registration will apply.
(3) Package price subject to Certificate of Entitlement (COE) Bidding Agreement (where applicable)
(4) Minimum deposit as is stated in the COE Bidding Agreement is required for COE Bidding.
(5) Full payment must be made before registration.
(6) Where applicable, price sold are subject to In-house Finance / In-house Finance Arrangement & Insurance and this will be set out in Page 1 of the Remark(s) section.
(7) This Agreement is not binding on Vendor unless accepted and duly signed by the Company.
(8) Unless stated, no claim or refund of Tax Rebates (if any) is to arise.

FOR NON-GUARANTTEED COE PACKAGE, DEPOSIT WILL BE REFUNDABLE AFTER ( ) UNSUCCESSFUL BIDS.
AS FOR ALL COE BIDDING PACKAGE OR ARRANGEMENT, THE COE BIDDING AGREEMENT IS TO APPLY.

Register New Vehicle Page 1 of 1

Register New Vehicle (Acknowledgement)

Vehicle Particulars

Vehicle No.:	GBK6535C		
Vehicle Type:	A50 - Goods (Closed) Van/Van Panel (Delivery)	Vehicle Scheme:	Normal
Vehicle Attachment 1:	No Attachment		
Vehicle Attachment 2:	-	Vehicle Attachment 3:	-
Vehicle Make:	TOYOTA	Vehicle Model:	HIACE DX 2.8 AUTO
Chassis No.:	GDH2012014284	Engine No.:	1GD8612029
Motor No.:	-	Trailer Chassis No.:	-
Propellant:	Diesel	Passenger Capacity:	2
Engine Capacity:	2754 cc	Power Rating:	-
Maximum Power Output:	-		
Unladen Weight:	1800 kg	Maximum Laden Weight:	3205 kg
Primary Colour:	White	Secondary Colour:	-
First Registration Date:	13 Oct 2020	Original Registration Date:	13 Oct 2020
Manufacturing Year:	2020	Open Market Value:	$36,657.00
PARF Eligibility:	No	Minimum PARF Benefit:	$0.00
No. of Transfers:	0	Additional Registration Fee Rate:	5.00%
Actual ARF Paid:	$1,833.00		

Owner Particulars

Owner Name:	PREMIUMCATERINGPRIVATE LTD.
Owner ID Type:	Company
Owner ID:	201207882E
Registered Address Type:	Private Residential (Condo Apt or House) / Shopping / Office Complexes
Registered Block/House No.:	6
Registered Street Name:	WOODLANDS WALK
Registered Unit No.:	-
Registered Building Name:	-
Registered Postal Code:	738398
COE No. / Expiry Date:	2020080105000317M / 12 Oct 2030
COE Bid Category:	C - Goods Vehicle & Bus
QP Paid:	$24,502.00

Transaction Details

Business Transaction Ref. No.:	20201013152704244470
Business Transaction Date:	13 Oct 2020
Business Transaction Time:	15:27:04

Message

The above vehicle has been successfully registered.

The total amount is $16,609.00.

There will be a delay of notification delivery to the recipient due to need for validation with the source agency.

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https://ltalink.vrl.lta.gov.sg/lta/vrl/action/acknowledgeNewReg?FUNCTION_ID=F0101001TC&bi... 13/10/2020